UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 28, 2017
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2360 West Horizon Ridge Parkway, Suite 100
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 3.02	Unregistered Sales of Equity Securities.

On March 28, 2017, Ireland Inc. (the “Company”) completed the sale of 28,119,123 shares of its common stock at a price of $0.08 per share for gross proceeds of $2,249,530. An additional 21,250,000 shares of the Company’s common stock was issued to Nanominerals Corp. in settlement of $1,700,000 in amounts owed by the Company to Nanominerals. The shares were issued and sold in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Rule 506(b) on the basis that each of the purchasers is an “accredited investor” as defined in Rule 501(a) of the Securities Act and the Company did not engage in any general solicitation or general advertising in connection with the offering.

Attached as exhibit 99.1 to this report in a copy of the Company’s news release dated March 29, 2017 regarding the private placement financing.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
99.1	News release dated March 29, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.
Date: March 29, 2017
By:
/s/ David Strickler
Name: David Strickler
Title: Chief Operating Officer